SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 17, 1997
(Date of earliest event reported)

Commission File No. 333-32857



                       NationsBanc Asset Securities, Inc.
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        Delaware                                       Applied For
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                          28255
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Address of principal executive offices                           (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code




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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 7. Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------
(EX-23)                                      Consent of Coopers & Lybrand
                                             L.L.P., independent Certified
                                             Public Accountants of Financial
                                             Security Assurance Inc. in
                                             connection with NationsBanc
                                             Asset Securities, Inc., Asset
                                             Backed Certificates, Series 1997-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONSBANC ASSET SECURITIES, INC.


December 17, 1997

                                    By:   /s/ Robert Perrett
                                          ------------------
                                          Robert Perrett
                                          Vice President

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

(EX-23)                    Consent of Coopers & Lybrand                 E
                           L.L.P., independent Certified
                           Public Accountants of Financial
                           Security Assurance Inc. in
                           connection with NationsBanc
                           Asset Securities, Inc., Asset Backed
                           Certificates, Series 1997-1